UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010 (October 22, 2010)

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road
Chestnut Ridge, New York		10977
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 5.07 Submission of Matters to Vote of Security Holders

The Company’s 2010 Annual Meeting of Stockholders was held on October 22, 2010. At the meeting, the stockholders approved two proposals presented pursuant to the vote totals indicated below:

Proposal 1

Election of Directors

Nominees	For	Withheld	Broker Non-votes
Walter O. LeCroy	8,603,321	732,114	2,476,184
Robert E. Anderson	8,588,787	746,648	2,476,184
Thomas H. Reslewic	8,609,287	726,148	2,476,184

Proposal 2

To ratify the selection of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 2, 2011.

For	Against	Abstain

11,744,978	45,503	21,138

As of the close of business on August 23, 2010, the record date, the Company had 12,780,878 shares of Common Stock, $0.01 par value. Proxies representing 11,811,619 shares or approximately 92% of the eligible voting shares were tabulated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION,
a Delaware corporation

Date: October 26, 2010	By:	/s/ Sean B. O’Connor
Sean B. O’Connor
Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

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